EARNINGS PER SHARE	6 Months Ended
Jun. 28, 2019
Earnings per share [abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally share options, restricted stock units and performance share units. Share-based payment awards that are contingently issuable upon the achievement of a specified market and/or performance conditions are included in the diluted earnings per share calculation based on the number of shares that would be issuable, if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per share calculations for the periods presented:

	Six Months Ended
	28 June 2019	29 June 2018
Profit after taxes attributable to equity shareholders (€ million)	508	417
Basic weighted average number of shares in issue (million)	472	485
Effect of dilutive potential shares (million)	3	4
Diluted weighted average number of shares in issue (million)	475	489
Basic earnings per share (€)	1.08	0.86
Diluted earnings per share (€)	1.07	0.85

As at 28 June 2019 and 29 June 2018, the Company had 466,671,427 and 486,108,000 shares in issue and outstanding, respectively.
For the six months ended 28 June 2019, there were no outstanding options to purchase shares excluded from the diluted earnings per share calculation. For the six months ended 29 June 2018, outstanding options to purchase 0.7 million shares were excluded from the diluted earnings per share calculation because the effect of including these options in the computation would have been antidilutive. The dilutive impact of the remaining options outstanding and unvested restricted share units was included in the effect of dilutive securities.